ING INVESTORS TRUST

ING DFA Global All Equity Portfolio

(“Portfolio”)

Supplement dated June 11, 2010

to the Portfolio’s Adviser Class (“Class ADV”) Prospectus, Institutional Class (“Class I”)

Prospectus, Service Class (“Class S”) Prospectus (collectively “Prospectuses”), and to the

Portfolio’s Class ADV, Class I and Class S Statement of Additional Information (“SAI”)

each dated April 30, 2010

On June 11, 2010, the Portfolio’s Board of Trustees approved changing the name of the Portfolio to “ING DFA World Equity Portfolio” which will be effective on or about August 23, 2010. Effective on or about August 23, 2010, the Portfolio’s Prospectuses and SAI are revised as follows:

All references to “ING DFA Global All Equity Portfolio” are hereby deleted and replaced with “ING DFA World Equity Portfolio.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE